UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): June 18, 2015
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	333-182948	36-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Board of Directors of TransUnion (the “Company”) approved certain actions deemed appropriate to effect the proposed underwritten initial public offering of shares of the Company’s common stock, par value $0.01 per share. On June 18, 2015, the following were submitted to and approved by the majority stockholders of the Company by written consent:

•	the Second Amended and Restated Certificate of Incorporation of the Company;

•	the TransUnion 2015 Omnibus Incentive Plan; and

•	the TransUnion 2015 Employee Stock Purchase Plan.

Each of the foregoing documents as submitted to and approved by the majority stockholders of the Company is described in and included as an exhibit to the Company’s Amendment No. 3 to Form S-1 Registration Statement (File No. 333- 203110) filed with the Securities and Exchange Commission on June 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION
Date: June 22, 2015
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Vice President